UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)		November 3, 2020
PTC Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard, Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code)	(781) 370-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 7 – Regulation FD

Item 7.01.Regulation FD Disclosure.

On October 28, 2020, PTC issued financial guidance for the 2021 fiscal year ending September 30, 2021.  The GAAP EPS guidance included in the October 28, 2020 press release and prepared remarks inadvertently added, rather than subtracted, other non-operating and interest expenses for FY’21, which caused our GAAP EPS guidance to be higher than it should have been.  Our revised GAAP EPS guidance for FY’21 is set forth in the table below.  There is no change to FY’21 Operating Cash Flow, Free Cash Flow, and Non-GAAP EPS guidance.

Revised GAAP EPS Guidance	FY’21 Low	FY’21 High
EPS (GAAP)	$ 1.03	$ 1.23

The press release and prepared remarks posted on our website at PTC.com will be updated to reflect the revised guidance range.

Forward-Looking Statements

Statements about our FY’21 financial guidance are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected.  These risks include: the COVID-19 pandemic impact on the global macroeconomic environment and our business could be more severe and prolonged than we expect; customers may delay or reduce purchases of new software, reduce the number of subscriptions they carry, or delay payments to us due to the COVID-19 pandemic, all of which would adversely affect ARR and our financial results, including cash flow; the macroeconomic and/or global manufacturing climates may deteriorate further and/or economic conditions might not improve in the second half of FY`21 as our current plans assume; our businesses, including our Internet of Things (IoT), Augmented Reality and Onshape businesses, may not expand and/or generate the revenue or ARR we expect if customers are slower to adopt those technologies than we expect or if they adopt competing technologies; orders associated with minimum purchase commitments under our Strategic Alliance Agreement with Rockwell Automation may not result in subscription contracts sold through to end-user customers, which could cause the ARR associated with those orders to churn in the future; our strategic initiatives and investments may not generate the revenue or ARR we expect.  In addition, our assumptions concerning our future GAAP and non-GAAP effective income tax rates are based on estimates and other factors that could change, including the geographic mix of our revenue, expenses and profits. Other risks and uncertainties that could cause actual results to differ materially from those projected are detailed from time to time in reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PTC Inc.

Date: November 3, 2020	By:	/s/ Kristian Talvitie
Kristian Talvitie
Executive Vice President, Chief Financial Officer

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